BYLAWS
OF
EXTRAORDINARY VACATIONS GROUP, INC.

May 19, 2004

ARTICLE I

OFFICES AND CORPORATE SEAL

SECTION 1.1 Registered Office. The registered office of EXTRAORDINARY VACATIONS GROUP, INC. (hereinafter the "Corporation"), in the State of Nevada shall be c/o Capitol Corporate Services, Inc., 202 South Minnesota Street, Carson City, Nevada 89703. In addition to its registered office, the Corporation shall maintain a principal office at a location determined by the Board. The Board of Directors may change the Corporation's registered office and principal office from time to time.

SECTION 1.2 Other Offices. The Corporation may also maintain offices at such other place or places, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors (hereinafter the "Board"), and the business of the Corporation may be transacted at such other offices with the same effect as that conducted at the principal office.

SECTION 1.3 Corporate Seal. A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation, but nevertheless if in any instance a corporate seal be used, the same shall be a circle having on the circumference thereof the name of the Corporation and in the center the words "corporate seal", the year incorporated, and the state where incorporated.

ARTICLE II

SHAREHOLDERS

SECTION 2.1 Shareholders Meetings. All meetings of the shareholders shall be held at the principal office of the Corporation between the hours of 9:00 a.m. and 5:00 p.m., or at such other time and place as may be fixed from time to time by the Board, or in the absence of direction by the Board, by the President or Secretary of the Corporation, either within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. A special or annual meeting called by shareholders owning a majority of the entire capital stock of the Corporation pursuant to Sections 2.2 or 2.3 shall be held at the place designated by the shareholders calling the meeting in the notice of the meeting or in a duly

executed waiver of notice thereof.

SECTION 2.2 Annual Meetings. Annual meetings of shareholders shall be held on a date designated by the Board of Directors or if that day shall be a legal holiday, then on the next succeeding business day, or at such other date and time as shall be designated from time to time by the Board and stated in the notice of the meeting. At the annual meeting, shareholders shall elect the Board and transact such other business as may properly be brought before the meeting. In the event that an annual meeting is not held on the date specified in this Section 2.2, the annual meeting may be held on the written call of the shareholders owning a majority of the entire capital stock of the Corporation issued, outstanding, and entitled to vote.

SECTION 2.3 Special Meetings of Shareholders. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by Nevada statute or by the Articles of Incorporation (hereinafter the "Articles"), may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board, or at the request in writing of shareholders owning a majority of the entire capital stock of the Corporation issued, outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. In the event that the President or Secretary fails to call a meeting pursuant to such a request, a special meeting may be held on the written call of the shareholders owning a majority of the entire capital stock of the Corporation issued, outstanding, and entitled to vote.

SECTION 2.4 List of Shareholders. The officer who has charge of the stock transfer books for shares of the Corporation shall prepare and make, no more than two (2) days after notice of a meeting of shareholders is given, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each shareholder. Such list shall be open to examination and copying by any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder present.

SECTION 2.5 Notice of Shareholders Meetings. Written notice of the annual meeting stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given, either personally or by mail, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, such notice shall be deemed to be delivered when mailed to the shareholder at his address as it appears on the stock transfer books of the Corporation. Business transacted at

any special meeting of shareholders shall be limited to the purposes stated in the notice unless determined otherwise by the unanimous vote of the holders of all of the issued and outstanding shares of the Corporation present at the meeting in person or represented by proxy.

SECTION 2.6 Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of, or permitted to vote at, any meeting of shareholders or any adjournment thereof, or for the purpose of determining shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or permitted to vote at, a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the board may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of, or permitted to vote at, a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, the record date shall be 4:00 p.m. on the day before the day on which notice of the meeting is given or, if notice is waived, the record date shall be the day on which, and the time at which, the meeting is commenced. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, provided that the board may fix a new record date for the adjourned meeting and further provided that such adjournments do not in the aggregate exceed thirty (30) days. The record date for determining shareholders entitled to express consent to action without a meeting pursuant to Section 2.9 shall be the date on which the first shareholder signs the consent.

SECTION 2.7 Quorum and Adjournment.

(a) The holders of a majority of the shares issued, outstanding, and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by Nevada statute or by the Articles.

(b) Business may be conducted once a quorum is present and may continue until adjournment of the meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. Unless the vote of a greater number or voting by classes is required by Nevada statute or the Articles,

the affirmative vote of the majority of the shares then represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; provided, however, that if the shares then represented are less than required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present; and provided further, that the affirmative vote of a majority of the shares then present shall be sufficient in all cases to adjourn a meeting.

(c) If a quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting to another time or place, without notice other than announcement at the meeting at which adjournment is taken, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

SECTION 2.8 Voting. At every meeting of the shareholders, each shareholder shall be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such shareholder, but no proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period not to exceed seven (7) years.

SECTION 2.9 Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote with respect to the subject matter of the action unless a greater percentage is required by law in which case such greater percentage shall be required.

SECTION 2.10 Waiver. A shareholder's attendance at a meeting shall constitute a waiver of any objection to defective notice or lack of notice of the meeting unless the shareholder objects at the beginning of the meeting to holding the meeting or transacting business at the meeting, and shall constitute a waiver of any objection to consideration of a particular matter at the meeting unless the shareholder objects to considering the matter when it is presented. A shareholder may otherwise waive notice of any annual or special meeting of shareholders by executing a written waiver of notice either before, at or after the time of the meeting.

SECTION 2.11 Conduct of Meetings. Meetings of the shareholders shall be presided over by a chairman to be chosen, subject to confirmation after tabulation of the votes, by a majority of the shareholders entitled to vote at the meeting who are present in

person or by proxy. The secretary for the meeting shall be the Secretary of the Corporation, or if the Secretary of the Corporation is absent, then the chairman initially chosen by a majority of the shareholders shall appoint any person present to act as secretary. The chairman shall conduct the meeting in accordance with the Corporation's Articles, Bylaws and the notice of the meeting, and may establish rules for conducting the business of the meeting. After calling the meeting to order, the chairman initially chosen shall call for the election inspector, or if no inspector is present then the secretary of the meeting, to tabulate the votes represented at the meeting and entitled to be cast. Once the votes are tabulated, the shares entitled to vote shall confirm the chairman initially chosen or shall choose another chairman, who shall confirm the secretary initially chosen or shall choose another secretary in accordance with this section. If directors are to be elected, the tabulation of votes present at the meeting shall be announced prior to the casting of votes for the directors.

SECTION 2.12 Election Inspector. The Board of Directors, in advance of any shareholders meeting, may appoint an election inspector to act at such meeting. If an election inspector is not so appointed or is not present at the meeting, the chairman of the meeting may, and upon the request of any person entitled to vote at the meeting shall, make such appointment. If appointed, the election inspector will determine the number of shares outstanding, the authenticity, validity and effect of proxies and the number of shares represented at the meeting in person and by proxy; receive and count votes, ballots and consents and announce the results thereof; hear and determine all challenges and questions pertaining to proxies and voting; and, in general, perform such acts as may be proper to ensure the fair conduct of the meeting.

ARTICLE III

DIRECTORS

SECTION 3.1 Number and Election. The number of directors that shall constitute the whole Board shall initially be three; provided, such number may be changed by the shareholders so long as the number of directors shall not be less than one or more than nine. Directors shall be elected by the shareholders, and each director shall serve until the next annual meeting and until his successor is elected and qualified, or until resignation or removal.

SECTION 3.2 Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts as are not by Nevada statute, the Articles, or these Bylaws directed or required to be exercised or done by the shareholders.

SECTION 3.3. Resignation of Directors. Any director may resign his office at any time by giving written notice of his resignation to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if no time be specified therein, at the time of the receipt thereof, and the acceptance thereof shall not be necessary to make it effective.

SECTION 3.4 Removal of Directors. Any director or the entire Board may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors at a meeting of shareholders called expressly for that purpose.

SECTION 3.5 Vacancies. Vacancies resulting from the resignation or removal of a director and newly created directorships resulting from any increase in the authorized number of directors shall be filled by the shareholders in accordance with Section 3.1.

SECTION 3.6 Place of Meetings. Unless otherwise agreed by a majority of the directors then serving, all meetings of the Board of Directors shall be held at the Corporation's principal office between the hours of 9:00 a.m. and 5:00 p.m., and such meetings may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.6 shall constitute presence in person at such meeting.

SECTION 3.7 Annual Meetings. Annual meetings of the Board shall be held immediately following the annual meeting of the shareholders and in the same place as the annual meeting of shareholders. In the event such meeting is not held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board, or as shall be specified in a written waiver of notice by all of the directors.

SECTION 3.8 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

SECTION 3.9 Special Meetings. Special meetings of the Board may be called by the President or the Secretary with seven (7) days notice to each director, either personally, by mail, by telegram, or by telephone; special meetings shall be called in like manner and on like notice by the President or Secretary on the written request of two (2) directors and shall in such case be held at the time requested by those directors, or if the President or Secretary fails to call the special meeting as requested, then the meeting may be called by the two requesting directors and shall be held at the time designated by those directors in the notice.

SECTION 3.10 Quorum and Voting. A quorum at any meeting of the Board shall

consist of a majority of the number of directors then serving, but not less than two (2) directors, provided that if and when a Board comprised of one member is authorized, or in the event that only one director is then serving, then one director shall constitute a quorum. If a quorum shall not be present at any meeting of the Board, the directors then present may adjourn the meeting to another time or place, without notice other than announcement at the meeting, until a quorum shall be present. If a quorum is present, then the affirmative vote of a majority of directors present is the act of the Board of Directors.

SECTION 3.11 Action Without Meeting. Unless otherwise restricted by the Articles or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

SECTION 3.12 Committees of the Board. The Board, by resolution, adopted by a majority of the full Board, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution and permitted by law, shall have and may exercise all the authority of the Board. The Board, with or without cause, may dissolve any such committee or remove any member thereof at any time. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

SECTION 3.13 Compensation. To the extent authorized by resolution of the Board and not prohibited or limited by the Articles, these Bylaws, or the shareholders, a director may be reimbursed by the Corporation for his expenses, if any, incurred in attending a meeting of the Board of Directors, and may be paid by the Corporation a fixed sum or a stated salary or both for attending meetings of the Board. No such reimbursement or payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 3.14 Waiver. A director's attendance at or participation in a meeting shall constitute a waiver of any objection to defective notice or lack of notice of the meeting unless the director objects at the beginning of the meeting or promptly upon his arrival to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. A director may otherwise waive notice of any annual, regular or special meeting of directors by executing a written notice of waiver either before or after the time of the meeting.

SECTION 3.15 Chairman of the Board. A Chairman of the Board may be appointed by the directors. The Chairman of the Board shall perform such duties as from time to time may be assigned to him by the Board, the shareholders, or these Bylaws. The

Vice Chairman, if one has been elected, shall serve in the Chairman's absence.

SECTION 3.16 Conduct of Meetings. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

(a) The Chairman of the Board;
(b) The Vice Chairman;
(c) The President of the Corporation; or
(d) A director chosen by a majority of the directors present, or if a majority is unable to agree on who shall act as chairman, then the director with the earliest date of birth shall act as the chairman.

The Secretary of the Corporation, or if he shall be absent from such meeting, the person whom the chairman of such meeting appoints, shall act as secretary of such meeting and keep the minutes thereof. The order of business and rules of procedure at each meeting of the Board shall be determined by the chairman of such meeting, but the same may be changed by the vote of a majority of those directors present at such meeting. The Board shall keep regular minutes of its proceedings.

ARTICLE IV

OFFICERS

SECTION 4.1 Titles, Offices, Authority. The officers of the Corporation shall be chosen by the Board of Directors and shall include a President, a Secretary and a Treasurer, and may, but need not, include a Chairman, a Vice Chairman, a Chief Executive Officer, a Chief Operating Officer, a Vice President, additional Vice Presidents, one or more assistant secretaries and assistant treasurers, or any other officer appointed by the Board. Any number of offices may be held by the same person, unless the Articles or these Bylaws otherwise provide. If only one person is serving as an officer of this Corporation, he or she shall be deemed to be President and Secretary. An officer shall have such authority and shall perform such duties in the management of the Corporation as may be provided by the Articles or these Bylaws, or as may be determined by resolution of the Board or the shareholders in accordance with Article V.

SECTION 4.2 Subordinate Officers. The Board may appoint such subordinate officers, agents or employees as the Board may deem necessary or advisable, including one or more additional Vice Presidents, one or more assistant secretaries, and one or more assistant treasurers, each of whom shall hold office for such period, have authority and perform such duties as are provided
in these Bylaws or as the Board may from time to time determine. The Board may

delegate to any executive officer or to any committee the power to appoint any such additional officers, agents or employees. Notwithstanding the foregoing, no assistant secretary or assistant treasurer shall have power or authority to
collect, account for, or pay over any tax imposed by any federal, state or city government.

SECTION 4.3 Appointment, Term of Office, Qualification. The officers of the Corporation shall be appointed by the Board and each officer shall serve at the pleasure of the Board until the next annual meeting and until a successor is appointed and qualified, or until resignation or removal.

SECTION 4.4 Resignation. Any officer may resign his office at any time by giving written notice of his resignation to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein or, if no time be specified therein, at the time of the receipt thereof, and the acceptance thereof shall not be necessary to make it effective.

SECTION 4.5 Removal. Any officer or agent may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

SECTION 4.6 Vacancies. A vacancy in any office, because of death, resignation, removal, or any other cause, shall be filled for the unexpired portion of the term in the manner prescribed in Sections 4.1, 4.2 and 4.3 of this Article IV for appointment to such office.

SECTION 4.7 The President. The President shall preside at all meetings of shareholders. The President shall be the principal executive officer of the Corporation and, subject to the control of the Board, shall in general supervise and control all of the business and affairs of the Corporation. He may sign, when authorized by the Board, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board from time to time.

SECTION 4.8 The Vice President. Each Vice President shall have such powers and perform such duties as the Board or the President may from time to time prescribe and shall perform such other duties as may be prescribed by these Bylaws. At the request of the President, or in case of his absence or inability to act, the Vice President or, if

there shall be more than one Vice President then in office, then one of them who shall be designated for the purpose by the President or by the Board shall perform the duties of the President, and when so acting shall have all powers of, and be subject to all the restrictions upon, the President.

SECTION 4.9 The Secretary. The Secretary shall act as secretary of, and keep the minutes of, all meetings of the Board and of the shareholders; he shall cause to be given notice of all meetings of the shareholders and directors; he shall be the custodian of the seal of the Corporation and shall affix the seal, or cause it to be affixed, to all proper instruments when deemed advisable by him; he shall have charge of the stock book and also of the other books, records and papers of the Corporation relating to its organization as a Corporation, and shall see that the reports, statements and other documents required by law are properly kept or filed; and he shall in general perform all the duties incident to the office of Secretary. He may sign, with the President, certificates of stock of the Corporation. He shall also have such powers and perform such duties as are assigned to him by these Bylaws, and he shall have such other powers and perform such other duties, not inconsistent with these Bylaws, as the Board shall from time to time prescribe. If no officer has been named as Secretary, the duties of the Secretary shall be performed by the President or a person designated by the President.

SECTION 4.10 The Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name of and to the credit of the Corporation in such banks and other depositories as may be designated by the Board, or in the absence of direction by the Board, by the President; he shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the directors at the regular meetings of the Board or whenever they may require it, a statement of all his transactions as Treasurer and an account of the financial condition of the Corporation; and, in general, he shall perform all the duties incident to the office of Treasurer and such other duties as may from time to time be assigned to him by the Board. He may sign, with the President or a Vice President, certificates of stock of the Corporation. If no officer has been named as Treasurer, the duties of the Treasurer shall be performed by the President or a person designated by the President.

SECTION 4.11 Compensation. The Board shall have the power to set the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to set the compensation of such subordinate officers.

ARTICLE V

AUTHORITY TO INCUR CORPORATE OBLIGATIONS

SECTION 5.1 Limit on Authority. No officer or agent of the Corporation shall be authorized to incur obligations on behalf of the Corporation except as authorized by the Articles or these Bylaws, or by resolution of the Board or the shareholders. Such authority may be general or confined to specific instances.

SECTION 5.2 Contracts and Other Obligations. To the extent authorized by the Articles or these Bylaws, or by resolution of the Board or the shareholders, officers and agents of the Corporation may enter into contracts, execute and deliver instruments, sign and issue checks, and otherwise incur obligations on behalf of the Corporation.

ARTICLE VI

SHARES AND THEIR TRANSFER

SECTION 6.1 Certificates for Shares. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board. Such certificates shall be signed by the President or a Vice President and by the Secretary or an assistant secretary. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or one of its employees. Each certificate for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

SECTION 6.2 Issuance. Before the Corporation issues shares, the Board shall determine that the consideration received or to be received for the shares is adequate. A certificate shall not be issued for any share until such share is fully paid.

SECTION 6.3 Transfer of Shares. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the

owner thereof for all purposes.

ARTICLE VII

FISCAL YEAR

The fiscal year of the Corporation shall be December 31.

ARTICLE VIII

DIVIDENDS

From time to time the Board may declare, and the Corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles.

ARTICLE IX

INDEMNIFICATION

The Corporation may indemnify and advance litigation expenses to its directors, officers, employees and agents to the extent permitted by law, the Articles or these Bylaws, and shall indemnify and advance litigation expenses to its directors, officers, employees and agents to the extent required by law, the Articles or these Bylaws. The Corporation's obligations of indemnification, if any, shall be conditioned on the Corporation receiving prompt notice of the claim and the opportunity to settle and defend the claim. The Corporation may, to the extent permitted by law, purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Corporation.

ARTICLE X

REPEAL, ALTERATION OR AMENDMENT

These Bylaws may be repealed, altered, or amended, or substitute Bylaws may be adopted at any time by a majority of the Board at any regular or special meeting, or by the shareholders at a special meeting called for that purpose. Any amendment made by the shareholders may not be amended by the Board unless authorized by the shareholders. No amendment made by the Board that impairs the rights of any shareholder shall be valid.

IN WITNESS WHEREOF, the undersigned, being the directors of EXTRAORDINARY VACATIONS GROUP, INC., adopt the foregoing Bylaws, effective as of the date first written above.

DIRECTORS:

By:

William Kirby, Director

By: /s/

Gregory Miller, Director

By: /s/

Alan Thompson, Director

CERTIFICATION

The undersigned, as Secretary of EXTRAORDINARY VACATIONS GROUP, INC., hereby certifies that the foregoing Bylaws were duly adopted by the Board of Directors.

By: /s/

_______________, Secretary

CORPORATE CERTIFICATE OF
EXTRAORDINARY VACATIONS GROUP, INC.

The undersigned, as president of EXTRAORDINARY VACATIONS GROUP, INC. (the "Company"), hereby certifies that the Company:

(a) is not a reporting company under the 1934 Securities Exchange Act;

(b) is an operating company with a specific business plan; and

(c) has not sold securities pursuant to exemption under Rule 504 within the past twelve (12) calendar months in an aggregate dollar amount that would preclude the contemplated sales of the shares under that rule.

May ____, 2004

William Kerby
CEO

EXTRAORDINARY VACATIONS GROUP, INC.

Unanimous Written Consent
of Board of Directors
in Lieu of Special Meeting

The undersigned, being all the directors (the "Directors") of EXTRAORDINARY VACATIONS GROUP, INC., a Nevada corporation (the "Corporation"), hereby waive the calling or holding of a meeting of the board of directors of the Corporation (the "Board"), consent in writing as of May 19, 2004 to the following actions, and direct that this unanimous written consent be filed by the Corporation's Secretary with the minutes of proceedings of the Board.

WHEREAS, the Corporation is proceeding with the public listing of its common stock; now, therefore,

IT IS HEREBY RESOLVED that pursuant to this unanimous written consent, restricted shares of the Corporation's common stock shall be issued as follows:

SEE LIST ATTACHED HERETO AS EXHIBIT "A"

Holladay Stock Transfer is hereby instructed to issue said shares, and the shares shall bear an original issuance date of May 19, 2004.

FURTHER RESOLVED that the officers of the Corporation and each of them acting singly, be and hereby are authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the officer or officers so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution, the taking of such action to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

This Consent may be separately executed in several counterparts, all of which together shall constitute one Consent evidencing unanimous action by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned being all of the directors of EXTRAORDINARY VACATIONS GROUP, INC., have executed this Consent

as of the day and year first written above.

William Kerby

Alan Thompson

Gregory Miller

EXTRAORDINARY VACATIONS GROUP, INC.

Unanimous Written Consent
of Board of Directors
in Lieu of Special Meeting

The undersigned, being all the directors (the "Directors") of EXTRAORDINARY VACATIONS GROUP, INC., a Nevada corporation (the "Corporation"), hereby waive the calling or holding of a meeting of the board of directors of the Corporation (the "Board"), consent in writing as of May 19, 2004 to the following actions, and direct that this unanimous written consent be filed by the Corporation's Secretary with the minutes of proceedings of the Board.

WHEREAS, the Corporation is proceeding with the Rule 504 offering; now, therefore.

IT IS HEREBY RESOLVED that pursuant to this unanimous written consent, shares of the Corporation's common stock shall be issued to:

ARLINGTON LAKES INVESTMENT HOLDINGS, LLC a limited liability company 1201 Elm Street, 17th Floor Dallas, TX 75270 EIN: ______________	6,500,000

The shares are to be "free-trading" under Rule 504 as per Mr. Stocker's opinion letter. Holladay Stock Transfer is hereby instructed to issue said shares.

FURTHER RESOLVED that the officers of the Corporation and each of them acting singly, be and hereby are authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the officer or officers so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution, the taking of such action to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

This Consent may be separately executed in several counterparts, all of

which together shall constitute one Consent evidencing unanimous action by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned being all of the directors of EXTRAORDINARY VACATIONS GROUP, INC., have executed this Consent as of the day and year first written above.

William Kerby

Alan Thompson

Gregory Miller

SECURITIES SUBSCRIPTION AGREEMENT

Date: May ____, 2004

1. **EXTRAORDINARY VACATIONS GROUP, INC.**, a Nevada corporation (the "Company"), offered for sale and the undersigned purchaser, **ARLINGTON LAKES INVESTMENT HOLDINGS, LLC** , a Texas limited liability company (the "Purchaser"), hereby tenders this subscription and applies for the purchase of **6,500,000** shares of common stock (the "Common Stock" or the "Shares" to be issued) of the Company, in the principal amount **$65,000.00**, with a purchase price of **$0.01** per share.

Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Shares for which it is subscribing by cash, check or wire transfer to the Company.

2. The Offering is being conducted in reliance upon the exemption from the registration requirements of the Securities Act of 1933 (the Act) set forth in Rule 504 of Regulation D promulgated under the Act, Sections 5.I, 5.T and 7 of the Texas Securities Act, Rule 139.19 of the Texas Administrative Code, and the Regulations promulgated thereunder.

3. Representations and Warranties of Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

A. The Purchaser is purchasing the Common Stock to be issued for its own account for investment purposes and not with a view towards distribution and has no present arrangement or intention to sell the Common Stock;

B. The Purchaser acknowledges and agrees that the Common Stock has not been registered under the Act and may not be offered or sold in the United States or to U.S. Persons unless the Shares are registered under the Act or an exemption from the registration requirements of the Act is available. The foregoing notwithstanding, the Shares issued shall be free of stop transfer instructions or restrictions and the Purchaser acknowledges that it is the Purchaser's responsibility to comply with all applicable state and federal securities laws regarding resale of the Shares;

C. The Purchaser is not an officer, director or affiliate (as that

term is defined in Rule 403 under the Act) of the Company, and the Company shall not treat or consider the Purchaser as an officer, director or affiliate.

D. Purchaser is purchasing the Shares for its own account and Purchaser is qualified to purchase the Shares under the laws of the State of Texas;

E. All invitations, offers and sales of or in respect of the Shares, by Purchaser and any distribution by Purchaser of any documents relating to the offer by it of any of the Shares will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Company with any regulatory authority or stock exchange in any country or any political subdivision of any country;

F. The Purchaser has received and carefully reviewed the Company's Business Plan and financial statements and has had the opportunity to ask and receive answers to any and all questions the Purchaser had with respect to the Company, its Business Plan, Management and current financial condition;

G. The Purchaser is an accredited Texas investor as defined by Regulation D and has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Common Stock and acknowledges that an investment in the Common Stock entails a number of very significant risks and Purchaser is able to withstand the total loss of its investment;

H. Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement, the Company's disclosure materials, and the results of independent investigation by the Purchaser;

I. The Purchaser understands that the Common Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and

understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Common Stock, and the Purchaser acknowledges that it is Purchaser's responsibility to satisfy itself as to the full observance by this Offering and the sale of the Common Stock to Purchaser of the laws of any jurisdiction outside the United States and Purchaser has done so;

J. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms; and

K. Purchaser understands that in the view of the SEC the statutory basis for the exemption claimed for the transaction would not be present if the Offering, although in technical compliance with Regulation D, is part of a plan or scheme to evade the registration provisions of the 1933 Act and Purchaser confirms that its purchase is not part of any such plan or scheme. Purchaser has no present intention to sell the Common Stock.

L. The purchaser represents that it is purchasing the securities subscribed to hereby for itself, and with the intent to hold such securities for investment purposes, such that, absent a change in circumstances, it will hold these securities for a minimum period of 12 months. For purposes of this subscription, a change in circumstances includes, but not by way of limitation, a) any unexpected or unforeseeable material change in the purchaser's financial condition or business prospects, including a merger or exchange of shares, change in control, appointment of a receiver, or bankruptcy, or b) any unexpected or unforeseeable material change in the issuer's financial condition or business prospects, including a merger or exchange of shares, change in control, appointment of a receiver, or bankruptcy, that has resulted in or the purchaser reasonably expects will result in a material change in the existing market for the issuer's securities, such as a substantial increase or decrease in the price thereof.

4. Representations of the Company.

The Company represents and warrants:

A. The Company is in full compliance, to the extent applicable, with all reporting obligations under state and federal law, will stay current and is responsible for filing all necessary reports and paperwork.

B. The execution, delivery and performance of this Agreement and the consummation of the issuance of the Common Stock and the transactions contemplated by this Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company. The Issuer guarantees that there is and will be enough shares authorized to issue all necessary free-trading shares. The Issuer will guarantee and assist that delivered shares are good delivery and will clear transfer.

C. All documents provided to the Purchaser do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading. Prior to signing this agreement the Company shall have notified the Purchaser if there is any one group or entity that owns greater than 10% of the outstanding common stock;

D. The Company agrees not to effect a "reverse split" of its Common Stock for a period of sixty days, or for the term of this offering without prior written consent of the Purchaser.

E. The Company agrees that the purchaser shall have first right of refusal to any offerings at a discount to the market price for a period of sixty days. Purchaser and Seller/Issuer agree that they are both sophisticated with respect to this type of transaction and have both done their own independent due-diligence and agree to hold intermediaries, placement agents, finders and brokers harmless with respect to any litigation.

F. The filing of SEC Form D/504 is to be the responsibility of the Issuing Company.

G. The Company has authorized and confirmed their transfer agent will accept a photocopy of the Purchaser's Corporate Resolution.

H. The Company is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended and was not subject to these sections at the time of the sale.

I. The Company is not an Investment Company or a development stage company with no specific business plan.

J. Including the Common Stock included in this Subscription Agreement, the Company has raised less than $1,000,000 under Rule 504 during the past twelve months.

5. Non-Binding Until Acceptance. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. This Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the total purchase price, the Company will issue one or more certificates for the full number of shares of Common Stock subscribed for.

6. Non-Assignability. Neither this Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser.

7. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the State of California or the state courts of the State of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on *forum non conveniens*, to the bringing of any such proceeding in such jurisdictions. At Purchaser's election, any dispute between the parties may be arbitrated rather than litigated in the courts, before the American Arbitration Association in California, and pursuant to its rules. Upon demand made by the Holder to the Company, the Company agrees to submit to and participate in such arbitration.

8. Facsimile Signatures. Execution of this Agreement and delivery of signed copies thereof by facsimile signatures from the parties hereto or their agents is acceptable to the parties who waive any objections or defenses based upon lack of an original signature.

SHAREHOLDER DETAIL LIST

EXTRAORDINARY VACATIONS GROUP , INC.

As Of: Thursday, August 05, 2004

SHAREHOLDER	CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
2356007 MANITOBA LTD 30 SPRUCE CRESCENT EOAWNOER MB CAN R0G 1W0						
	1000	5/25/04	COMMON	RESTRICTED	1,200,000	RESTRICTED FEDERAL
				Total Active:	1,200,000	
JULIAN BALDRY IN TR 181 UNIVERSITY AVE STE 400 TORONTO ON CAN M5H 3M7						
	1059	5/25/04	COMMON	RESTRICTED	133,200	RESTRICTED FEDERAL
				Total Active:	133,200	
BRUCE H BLACK INVESTMENTS INC 675 COCHRANE DR 115 MARKHAM ON CAN L3R 0B9						
	1056	5/25/04	COMMON	RESTRICTED	27,000	RESTRICTED FEDERAL
				Total Active:	27,000	
JANE BLANKSHAIN 400 E RANDOLPH DR 1609 CHICAGO IL 60601						
	1024	5/25/04	COMMON	RESTRICTED	3,858	RESTRICTED FEDERAL
				Total Active:	3,858	
ANDRA BOLIKER 301 W CONCORD PL CHICAGO IL 60614						
	1003	5/25/04	COMMON	RESTRICTED	150,000	RESTRICTED FEDERAL
				Total Active:	150,000	

SHAREHOLDER			CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
CEDE & CO. P.O.BOX 222, ,BOWLING GREEN STATION								
NEW YORK	NY	10274						
			1156	7/26/04	COMMON	FREE TRADING	300,000	ORIGINAL ISSUE
			1128	6/8/04	COMMON	FREE TRADING	20,000	ORIGINAL ISSUE
			1154	7/22/04	COMMON	FREE TRADING	1,000,000	ORIGINAL ISSUE
			1157	8/2/04	COMMON	FREE TRADING	25,000	ORIGINAL ISSUE
					Total Active:		1,345,000	
BRIAN CHADBOURNE AC NIELSON BUSINESS PARK LES COLLINES DE WAVRE, AVENUE EINSTEIN, 6 BLDG F, WAVRE BELGIUM								
			1009	5/25/04	COMMON	RESTRICTED	9,210	RESTRICTED FEDERAL
					Total Active:		9,210	
ANDREW CLAVELL 2 CEDERLAND TERRACE 214 COPSE HILL								
LONDON	UK	SW20 0NB						
			1004	5/25/04	COMMON	RESTRICTED	42,000	RESTRICTED FEDERAL
					Total Active:		42,000	
GREGORY H COLNER 2519 MEADOWLARK DR								
PROSPECT	KY	40059						
			1113	6/4/04	COMMON	FREE TRADING	12,000	ORIGINAL ISSUE
					Total Active:		12,000	
CONFIGURATION CAPITAL INC 625 HOWE ST STE 522								
VANCOUVER BC	CAN							
			1116	6/4/04	COMMON	FREE TRADING	75,000	ORIGINAL ISSUE
					Total Active:		75,000	
OCTAGON CAPITAL CANADA CORP IN TR 181 UNIVERSITY AVE STE 406								
TORONTO ON	CAN	M5H 3M7						
			1039	5/25/04	COMMON	RESTRICTED	32,610	RESTRICTED FEDERAL
					Total Active:		32,610	

SHAREHOLDER			CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
KEVIN COSTNER 2809 NICHOLAS CANYON RD								
LOS ANGELES	CA	90046						
			1086	6/4/04	COMMON	FREE TRADING	150,000	ORIGINAL ISSUE
			1060	5/25/04	COMMON	RESTRICTED	995,148	RESTRICTED FEDERAL
						Total Active:	1,145,148	
DANIEL A. COTTER 5870 PENN CORNER RD								
OREGON	IL	61061						
			1013	5/25/04	COMMON	RESTRICTED	3,858	RESTRICTED FEDERAL
						Total Active:	3,858	
CREATIVE POST 510-C FRONT ST W								
TORONTO ON	CAN	M5V 1B8						
			1064	5/25/04	COMMON	RESTRICTED	18,000	RESTRICTED FEDERAL
						Total Active:	18,000	
RICK CUNNINGHAM 1277 LANSDOWNE DR								
COQUITLAM BC	CAN	V3C 1K7						
			1124	6/4/04	COMMON	FREE TRADING	144,000	ORIGINAL ISSUE
						Total Active:	144,000	
INVESTOR COMPANY IN TR FOR DIETMAR C/O TD WATERHOUSE 77 BLOOR ST W								
TORONTO ON	CAN	M5S 1M6						
			1022	5/25/04	COMMON	RESTRICTED	16,344	RESTRICTED FEDERAL
						Total Active:	16,344	
LYNN C. DAVIS TTEE 8133 PINE TREE LN								
W PALM BEACH	FL	33406						
			1033	5/25/04	COMMON	RESTRICTED	5,790	RESTRICTED FEDERAL
						Total Active:	5,790	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
CLAUDE DESCHAMPS C/O 20 ADELAIDE ST E							
TORONTO ON	CAN M5C 2T6						
		1063	5/25/04	COMMON	RESTRICTED	37,980	RESTRICTED FEDERAL
					Total Active:	37,980	
DENNIS DEYAGHER GENERAL DELIVERY PB 2041							
SETON PORTAGE BC	CAN V0N 3B0						
		1014	5/25/04	COMMON	RESTRICTED	18,000	RESTRICTED FEDERAL
					Total Active:	18,000	
LYNN ALISON DEYAGHER 9283 CHINOOK RD							
VERNON BC	CAN V2H 1K3						
		1032	5/25/04	COMMON	RESTRICTED	16,800	RESTRICTED FEDERAL
					Total Active:	16,800	
A. JOEL EISENBERG 417 SECOND AVE W							
SEATTLE	WA 98119						
		1001	5/25/04	COMMON	RESTRICTED	128,208	RESTRICTED FEDERAL
					Total Active:	128,208	
OSSO FINE 672 DUPONT ST							
TORONTO ON	CAN M6V 1Z6						
		1065	5/25/04	COMMON	RESTRICTED	10,200	RESTRICTED FEDERAL
					Total Active:	10,200	
LAWRENCE W. FINN 390 WOODSWORTH RD TH 19							
TORONTO ON	CAN M2L 2T9						
		1031	5/25/04	COMMON	RESTRICTED	205,122	RESTRICTED FEDERAL
		1150	7/20/04	COMMON	RESTRICTED	240,000	RESTRICTED FEDERAL
					Total Active:	445,122	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
SUSAN FIORITO 12488 23 AVE							
SURREY BC	CAN V4A 2C4						
		1050	5/25/04	COMMON	RESTRICTED	178,200	RESTRICTED FEDERAL
					Total Active:	178,200	
BARBARA FISCHER 204-2825 CLEARBROOK RD							
ABBOTSFORD BC	CAN V2T 6S3						
		1073	5/25/04	COMMON	RESTRICTED	3,000	RESTRICTED FEDERAL
					Total Active:	3,000	
NATIONAL BANK FINANCIAL AS TTEE 121 KING ST W							
TORONTO ON	CAN M5H 3T9						
		1037	5/25/04	COMMON	RESTRICTED	128,202	RESTRICTED FEDERAL
					Total Active:	128,202	
OCTAGON CAPITAL CORP ITF MICHAEL 181 UNIVERSITY AVE STE 406							
TORONTO ON	CAN M5H 3M7						
		1042	5/25/04	COMMON	RESTRICTED	17,736	RESTRICTED FEDERAL
					Total Active:	17,736	
TIM GALLAGHER 7 SCHOFIELD AVE							
TORONTO ON	CAN M4W 2Y2						
		1125	6/4/04	COMMON	FREE TRADING	120,000	ORIGINAL ISSUE
					Total Active:	120,000	
BRUCE GIBSON 2540 GRAVELEY ST							
VANCOLUVER BC	CAN V5K 3J6						
		1010	5/25/04	COMMON	RESTRICTED	9,000	RESTRICTED FEDERAL
					Total Active:	9,000	

SHAREHOLDER	CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
JEFF GOLDSMITH HEALTH FUTURES INC 337 LONESOME MTN RD CHARLOTTESVILLE VA 22911						
	1025	5/25/04	COMMON	RESTRICTED	1,932	RESTRICTED FEDERAL
				Total Active:	1,932	
RICHARD S. GORE 3602 N 21 AVE ARLINGTON VA 22207						
	1046	5/25/04	COMMON	RESTRICTED	3,858	RESTRICTED FEDERAL
				Total Active:	3,858	
CHARLES GRAY 74 ST MARY'S RD LONDON ENGLAND UK W5 5EX						
	1011	5/25/04	COMMON	RESTRICTED	36,000	RESTRICTED FEDERAL
				Total Active:	36,000	
LARRY HAMBLIN 1856 OCEAN SURF PL SURREY BC CAN V4A 9P1						
	1123	6/4/04	COMMON	FREE TRADING	24,000	ORIGINAL ISSUE
				Total Active:	24,000	
BETTY HAWKINS KENALL, 1020 LAKESIDE DR GURNEE IL 60031						
	1007	5/25/04	COMMON	RESTRICTED	4,824	RESTRICTED FEDERAL
				Total Active:	4,824	
ANTHONY J. HITCHEN 53 DRAX AVE WIMBLEDON LONDON UK SW20 0EZ						
	1005	5/25/04	COMMON	RESTRICTED	25,644	RESTRICTED FEDERAL
	1072	5/25/04	COMMON	RESTRICTED	80,400	RESTRICTED FEDERAL
				Total Active:	106,044	

SHAREHOLDER	CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
ELAINE A. HOFFMAN 18801 E LAREDO LN						
RIO VERDE AZ 85263						
	1018	5/25/04	COMMON	RESTRICTED	3,858	RESTRICTED FEDERAL
				Total Active:	3,858	
KEN HOGENES 101-1515 BROADWAY ST						
PORT COQUITLAM BC CAN V3C 6M2						
	1127	6/4/04	COMMON	FREE TRADING	10,000	ORIGINAL ISSUE
				Total Active:	10,000	
HURLINGHAM LTD BRIDGE HOUSE, BRIDGE ST						
CASTLETOWN, ISLE OF 1M9 1AX						
	1108	6/4/04	COMMON	FREE TRADING	650,000	ORIGINAL ISSUE
	1109	6/4/04	COMMON	FREE TRADING	600,000	ORIGINAL ISSUE
				Total Active:	1,250,000	
RUSSELL JOHNSON 4465 DUNDASS ST						
BURNABY BC CAN V5C 1B5						
	1092	6/4/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
				Total Active:	50,000	
JUST JACKS ENTERPRISES LTD 201-3237 KING GEORGE HWY						
SURREY BC CAN V4P 1B7						
	1027	5/25/04	COMMON	RESTRICTED	2,503,182	RESTRICTED FEDERAL
				Total Active:	2,503,182	
K-7 HOLDINGS LTD IN TR FOR 401K PLAN 201-3237 KING GEORGE KWY						
SURREY BC CAN V4P 1B7						
	1026	5/25/04	COMMON	RESTRICTED	60,000	RESTRICTED FEDERAL
				Total Active:	60,000	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
SHELLY KALE 811 FIRST AVE							
SEATTLE	WA 98104						
		1055	5/25/04	COMMON	RESTRICTED	27,000	RESTRICTED FEDERAL
					Total Active:	27,000	
DOREEN KERBY 308-921 MAIN ST							
SASKATOON SK	CAN S7K 0K4						
		1107	6/4/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
					Total Active:	50,000	
WILLIAM KERBY							
		1080	5/25/04	COMMON	RESTRICTED	65,000,000	RESTRICTED FEDERAL
					Total Active:	65,000,000	
KIF CAPITAL CORP 311 TAWNY RD							
SARNIA ON	CAN N7S 5K1						
		1132	6/17/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
		1135	6/17/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
		1133	6/17/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
		1134	6/17/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
		1136	6/17/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
		1137	6/17/04	COMMON	FREE TRADING	98,650	ORIGINAL ISSUE
		1131	6/17/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
		1142	7/12/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
		1143	7/12/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
		1144	7/12/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
		1145	7/12/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
		1141	7/12/04	COMMON	FREE TRADING	67,750	ORIGINAL ISSUE
		1129	6/17/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
		1130	6/17/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
					Total Active:	1,066,400	
EDWARD P. KOHN 1775 YORK AVE #29E							
NEW YORK	NY 10128						
		1017	5/25/04	COMMON	RESTRICTED	7,716	RESTRICTED FEDERAL
					Total Active:	7,716	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
WD LATIMER CO LTD PO BOX 96 TORONTO DOMINION CENTRE TORONTO	ONT M5K 1G8						
		1138	7/12/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
					Total Active:	100,000	
MICHAEL LEVY 13303 25 AVE SURREY BC	CAN V4P 1Y6						
		1035	5/25/04	COMMON	RESTRICTED	25,644	RESTRICTED FEDERAL
					Total Active:	25,644	
LIGHT SPEED C.O CREDIT SUISSE TRUST LTD P BOX 122 ST PETER PORT							
		1147	7/20/04	COMMON	FREE TRADING	800,000	504
		1075	5/25/04	COMMON	RESTRICTED	99,600	RESTRICTED FEDERAL
					Total Active:	899,600	
IAIN MACALPINE 614 W SUPERIOR ST ALMA	MI 48801-1559						
		1117	6/4/04	COMMON	FREE TRADING	150,000	ORIGINAL ISSUE
					Total Active:	150,000	
KATRINA MACALPINE 15 KELVINHAUGH GATE GLASGOW	SCO G38PY						
		1126	6/4/04	COMMON	FREE TRADING	75,000	ORIGINAL ISSUE
					Total Active:	75,000	
HEATHER MARTIN 11047 82ND AVE DELTA BC	CAN V4C 2B4						
		1153	7/20/04	COMMON	RESTRICTED	50,000	RESTRICTED FEDERAL
		1103	6/4/04	COMMON	FREE TRADING	125,000	ORIGINAL ISSUE
					Total Active:	175,000	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
DIANE MCCOMB 98 RUSHLEY DR							
SCARBOROUGH ON	CAN M1P 3S5						
		1016	5/25/04	COMMON	RESTRICTED	66,240	RESTRICTED FEDERAL
					Total Active:	66,240	
OCTAGON CAPITAL CANADA CORP IN TR 181 UNIVERSITY AVE STE 406							
TORONTO ON	CAN M5H 3M7						
		1038	5/25/04	COMMON	RESTRICTED	98,850	RESTRICTED FEDERAL
					Total Active:	98,850	
OCTAGON CAPITAL CORP ITF DIANA 181 UNIVERSITY AVE STE 406							
TORONTO ON	CAN M5H 3M7						
		1040	5/25/04	COMMON	RESTRICTED	8,868	RESTRICTED FEDERAL
					Total Active:	8,868	
OCTAGON CAPITAL CORP ITF MARTIN 181 UNIVERSITY AVE STE 406							
TORONTO ON	CAN M5H 3M7						
		1041	5/25/04	COMMON	RESTRICTED	8,868	RESTRICTED FEDERAL
					Total Active:	8,868	
L W MCEACHERN #3 215-39 AVE NE							
CALGARY AB	CAN T2E 7E3						
		1088	6/4/04	COMMON	FREE TRADING	150,000	ORIGINAL ISSUE
		1054	5/25/04	COMMON	RESTRICTED	300,000	RESTRICTED FEDERAL
					Total Active:	450,000	
D. MICHAEL MEYER 9 CAPE ANN CIRCLE							
IPSWICH	MA 01938						
		1012	5/25/04	COMMON	RESTRICTED	307,800	RESTRICTED FEDERAL
					Total Active:	307,800	

SHAREHOLDER			CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
MIKE MEYER PO BOX 4302								
EDWARDS	CO	81632						
			1106	6/4/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
						Total Active:	50,000	
MIDWEST FENCE CORPORATION C/O E J BELL 900 N KEDZIE AVE								
CHICAGO	IL	60651						
			1036	5/25/04	COMMON	RESTRICTED	4,824	RESTRICTED FEDERAL
						Total Active:	4,824	
GUNDYCO ITF FRANCE MILLER RRSP 200 KING ST W 6TH FL								
TORONTO ON	CAN	M5H 3Z8						
			1020	5/25/04	COMMON	RESTRICTED	60,000	RESTRICTED FEDERAL
						Total Active:	60,000	
GUNDYCO IN TR FOR GREGORY MILLER 200 KING ST W 6TH FL								
TORONTO ON	CAN	M5H 3Z8						
			1070	5/25/04	COMMON	RESTRICTED	75,000	RESTRICTED FEDERAL
						Total Active:	75,000	
KEVIN MURPHY 11700 S CICERO AVE								
ALSIP	IL	60803						
			1061	5/25/04	COMMON	RESTRICTED	391,032	RESTRICTED FEDERAL
						Total Active:	391,032	
SANDRA NEAL 1817 MAIN ST								
HONESDALE	PA							
			1068	5/25/04	COMMON	RESTRICTED	12,000	RESTRICTED FEDERAL
						Total Active:	12,000	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
OCTAGON CAPITAL CORP 181 UNIVERSITY AVE STE 400							
TORONTO ONT	CAN M5H3M7						
		1121	6/4/04	COMMON	FREE TRADING	59,600	ORIGINAL ISSUE
					Total Active:	59,600	
DENNIS O'SHAUGHNESSY 3505 E CALLE PUERTA DE ACERO							
TUCSON	AZ 85718						
		1015	5/25/04	COMMON	RESTRICTED	7,716	RESTRICTED FEDERAL
					Total Active:	7,716	
OTALARYNGOLOGY GROUP LTD PROFIT C/O DR C WEINGARTEN 1032 LOCUST							
WILMETTE	IL 60091						
		1044	5/25/04	COMMON	RESTRICTED	4,824	RESTRICTED FEDERAL
					Total Active:	4,824	
OZ EDITING 672 DUPONT ST							
TORONTO ON	CAN M6V 1Z6						
		1066	5/25/04	COMMON	RESTRICTED	4,200	RESTRICTED FEDERAL
					Total Active:	4,200	
BARRY PETRAK 2079 LANCELOT DR							
N HUNTINGTON 160-36-8178	PA 15642						
		1021	5/25/04	COMMON	RESTRICTED	964,848	RESTRICTED FEDERAL
					Total Active:	964,848	
KALIM PIRBHAI 87 PORT MASTER DR							
ST CATHERINE'S ON	TOR L2N 7H5						
		1028	5/25/04	COMMON	RESTRICTED	89,988	RESTRICTED FEDERAL
		1120	6/4/04	COMMON	FREE TRADING	48,000	ORIGINAL ISSUE
					Total Active:	137,988	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
OLIVER PLETT BOX 340							
ROSENORT MB	CAN R0G 1W0						
		1089	6/4/04	COMMON	FREE TRADING	150,000	ORIGINAL ISSUE
					Total Active:	150,000	
M.J. & N.L. RAGIR FOUNDATION C/O M RAGIR 3567 OCEAN VIEW AVE MAR VISTA							
LOS ANGELES	CA 90066						
		1034	5/25/04	COMMON	RESTRICTED	9,648	RESTRICTED FEDERAL
					Total Active:	9,648	
ROBERT RICHARDSON							
		1139	7/12/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
					Total Active:	100,000	
ROYTOR & CO ROYAL BANK PLAZA S TOWER SL LEVEL 200 BAY ST							
TORONTO ONTARIO	CAN M5J2J5						
		1057	5/25/04	COMMON	RESTRICTED	60,000	RESTRICTED FEDERAL
					Total Active:	60,000	
RUBENSTEIN FAMILY FUND C/O M RUBENSTEIN 155 SEQUOIA							
DEERFIELD	IL 60015						
		1048	5/25/04	COMMON	RESTRICTED	9,648	RESTRICTED FEDERAL
					Total Active:	9,648	
GORDON RUBENSTEIN 445 BUCHANAN ST APT 2							
SAN FRANCISCO	CA 94115						
		1019	5/25/04	COMMON	RESTRICTED	1,014	RESTRICTED FEDERAL
					Total Active:	1,014	

SHAREHOLDER			CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
STEVEN SADLER 14800 YONGE ST BOX 28568								
AURORA ON	CAN	,4G 8S6						
			1049	5/25/04	COMMON	RESTRICTED	150,000	RESTRICTED FEDERAL
			1090	6/4/04	COMMON	FREE TRADING	100,000	ORIGINAL ISSUE
						Total Active:	250,000	
DAVID SARDA 487 COUNTRY CLUB RD W								
NEW CANAAN	CT	06840						
			1077	5/25/04	COMMON	RESTRICTED	120,000	RESTRICTED FEDERAL
						Total Active:	120,000	
NANDY M. SARDA 2816 VISTA BUTTE DR								
LAS VEGAS	NV	89134						
			1076	5/25/04	COMMON	RESTRICTED	120,000	RESTRICTED FEDERAL
						Total Active:	120,000	
KARL SCHOER 20 BRINLOCK BLVD								
SCARBOROUGH	ON	M1M 1L2						
			1058	5/25/04	COMMON	RESTRICTED	12,816	RESTRICTED FEDERAL
						Total Active:	12,816	
ROBERT F. SEEBECK 523 SHERIDAN RD								
KENILWORTH	IL	60043						
			1047	5/25/04	COMMON	RESTRICTED	4,824	RESTRICTED FEDERAL
						Total Active:	4,824	
KEN SHEWFELT 155-9040 BLUNDELL RD								
RICHMOND BC	CAN	V6Y 1K3						
			1149	7/20/04	COMMON	FREE TRADING	24,000	504
			1029	5/25/04	COMMON	RESTRICTED	25,644	RESTRICTED FEDERAL
						Total Active:	49,644	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
OCTAGON CAPITAL CORP ITF RONALD 181 UNIVERSITY AVE STE 406							
TORONTO ON	CAN M5H 3M7						
		1043	5/25/04	COMMON	RESTRICTED	8,868	RESTRICTED FEDERAL
					Total Active:	8,868	
ROBERT T SULLIVAN 7 CANTERBURY RD							
CLIFTON PARK	NY 12065						
		1110	6/4/04	COMMON	FREE TRADING	24,000	ORIGINAL ISSUE
					Total Active:	24,000	
TEMUCO LIMITED PO BOX 546, 28-30 THE PARADA							
ST HEILIER JERSEY	UK JE4 8XY						
		1085	6/4/04	COMMON	FREE TRADING	150,000	ORIGINAL ISSUE
		1051	5/25/04	COMMON	RESTRICTED	239,766	RESTRICTED FEDERAL
					Total Active:	389,766	
ALAN THOMPSON PO BOX 91100							
WEST VANCOUVER BC	CAN V7V 3N3						
		1087	6/4/04	COMMON	FREE TRADING	50,000	ORIGINAL ISSUE
					Total Active:	50,000	
TOT PRODUCTIONS							
		1067	5/25/04	COMMON	RESTRICTED	12,000	RESTRICTED FEDERAL
					Total Active:	12,000	
EDWARD TUBMAN 1407 MEADOWVIEW WAY							
LADY LAKE	FL 32159						
		1111	6/4/04	COMMON	FREE TRADING	24,000	ORIGINAL ISSUE
					Total Active:	24,000	

SHAREHOLDER		CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
SHAWN TUBMAN 2473 EAGLE RUN DR							
WESTON	FL 33327						
		1045 1112	5/25/04 6/4/04	COMMON COMMON	RESTRICTED FREE TRADING	49,800 24,000	RESTRICTED FEDERAL ORIGINAL ISSUE
					Total Active:	73,800	
KERRY TULLY 1775 LAKESHORE RD							
SARNIA ONT	CAN N7T 7H6						
		1152	7/20/04	COMMON	RESTRICTED	100,000	RESTRICTED FEDERAL
					Total Active:	100,000	
LUDMILLA VACEK 601-1590 1ST AVE W							
VANCOUVER BC	CAN V6J 4X4						
		1074	5/25/04	COMMON	RESTRICTED	3,000	RESTRICTED FEDERAL
					Total Active:	3,000	
WARDENCLYFFE LLC 370 LEXINGTON AVE							
NEW YORK	NY 10017						
		1052	5/25/04	COMMON	RESTRICTED	128,454	RESTRICTED FEDERAL
					Total Active:	128,454	
ANTHONY WATANABEE 68 CAIRNS AVE							
TORONTO ON	CAN M4L 1X5						
		1006	5/25/04	COMMON	RESTRICTED	21,000	RESTRICTED FEDERAL
					Total Active:	21,000	
JOHN WHYTE 210-3237 KING GEORGE HWY							
SURREY BC	CAN V4P 2B4						
		1151	7/20/04	COMMON	RESTRICTED	60,000	RESTRICTED FEDERAL
					Total Active:	60,000	

SHAREHOLDER	CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
PAUL WILLIAMS 15483 29 AVE WHITE ROCK BC CAN V4B 1K3						
	1069	5/25/04	COMMON	RESTRICTED	60,000	RESTRICTED FEDERAL
				Total Active:	60,000	
ALBERT J. WIRTH 2914 N SOUTHPORT AVE CHICAGO IL 60657						
	1002	5/25/04	COMMON	RESTRICTED	3,858	RESTRICTED FEDERAL
				Total Active:	3,858	
WITVOET LIMITED C/O GOODMAN & CO (BERMUDA) LTD JARDINE HOUSE 33 REID ST HAMILTON HM 12 BER						
	1071	5/25/04	COMMON	RESTRICTED	54,000	RESTRICTED FEDERAL
				Total Active:	54,000	
BLAIR YOUNG 16311 NE 135 ST RICHMOND WA 98052						
	1008	5/25/04	COMMON	RESTRICTED	1,932	RESTRICTED FEDERAL
				Total Active:	1,932	
YOUNG FAMILY TR C/O JAMES YOUNG 16311 NE 135 ST REDMOND WA 98052						
	1053	5/25/04	COMMON	RESTRICTED	7,716	RESTRICTED FEDERAL
				Total Active:	7,716	
JAMES & LESLIE YOUNG 16311 NE 135 ST REDMOND WA 98052						
	1023	5/25/04	COMMON	RESTRICTED	3,858	RESTRICTED FEDERAL
				Total Active:	3,858	

SHAREHOLDER	CERT #	ISSUED	CLASS:	SERIES:	SHARES	RESTRICTIONS
KYLE YOUNG 16311 NE 135 ST REDMOND WA 98052						
	1030	5/25/04	COMMON	RESTRICTED	1,932	RESTRICTED FEDERAL
				Total Active:	1,932	

Preffered:	Certificates:	0
	Shares:	0
Warrant:	Certificates:	0
	Shares:	0
Options:	Certificates:	0
	Shares:	0
Common Free Trading:	Certificates:	47
	Shares:	6,500,000
Common Restricted:	Certificates:	82
	Shares:	75,233,960
Active Total:	Certificates:	129
	Shares:	81,733,960

Report Prepared by
HOLLADAY STOCK TRANSFER, INC
2939 N 67th Place
Scottsdale, AZ 85251
tel [480] 481-3940 fax [480] 481-3941